UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2024

NuStar Energy L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-16417	74-2956831
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

19003 IH-10 West San Antonio, Texas 78257
(Address of principal executive offices)

Registrant’s telephone number, including area code: (210) 918-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Ticker Symbol	Name of each exchange on which registered
Common units	NS	New York Stock Exchange
8.50% Series A Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units	NSprA	New York Stock Exchange
7.625% Series B Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units	NSprB	New York Stock Exchange
9.00% Series C Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units	NSprC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry Into a Material Definitive Agreement.

Merger Agreement

On January 22, 2024, NuStar Energy L.P., a Delaware limited partnership (“NuStar”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Sunoco LP, a Delaware limited partnership (“Sunoco”), Saturn Merger Sub, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of Sunoco (“Merger Sub”), Riverwalk Logistics, L.P., a Delaware limited partnership and sole general partner of NuStar (“Riverwalk”), NuStar GP, LLC, a Delaware limited liability company and the sole general partner of Riverwalk (the “NuStar GP”), and Sunoco GP LLC, a Delaware limited liability company and sole general partner of Sunoco (the “Sunoco GP”).

The Merger Agreement provides that, among other things and on the terms and subject to the conditions set forth therein, Sunoco will acquire NuStar in an all-equity transaction by means of a merger of Merger Sub with and into NuStar (the “Merger”) with NuStar surviving the Merger as a subsidiary of Sunoco.

Merger Consideration; Special Distribution

On the terms and subject to the conditions set forth therein, at the effective time of the Merger (the “Effective Time”), each NuStar common unit issued and outstanding immediately prior to the Effective Time (other than any common units owned as of such time by NuStar, Sunoco, Merger Sub or a Sunoco subsidiary) will be converted into and shall thereafter represent the right to receive 0.400 Sunoco common units and, if applicable, cash in lieu of fractional units, with each person or entity so receiving Sunoco common units upon the exchange being admitted as a limited partner of Sunoco.

In addition, prior to the Effective Time, NuStar will declare and pay a special cash distribution to its common unitholders in the amount of $0.212 per common unit (the “Special Distribution”) (in addition to continuing to pay its quarterly distributions in the ordinary course until the Effective Time as described in further detail below).

Each NuStar Series A, Series B and Series C preferred unit issued and outstanding immediately prior to the Effective Time will remain issued and outstanding from and after the Effective Time as limited partnership interests of the surviving entity having the same terms as are applicable to the applicable series of NuStar preferred unit immediately prior to the Effective Time.

Post-Closing Combined Company

At the Effective Time, the size of the current Sunoco GP Board of Directors will be increased by one member, and a member of the NuStar GP Board of Directors to be mutually agreed between Sunoco and NuStar will be appointed to the Sunoco GP Board of Directors to fill the vacancy. The Sunoco GP and Sunoco have agreed not to take any action to remove the designee from the Sunoco GP Board of Directors for a period of one year following the Effective Time.

For a period of two years following the Effective Time, Sunoco has agreed to maintain and continue NuStar’s office (its current headquarters) in San Antonio, Texas. Sunoco has also agreed to continue making charitable contributions at levels similar in all material respects to those made by NuStar currently to specified charitable organizations for a specified period.

Conditions to Completing the Merger

The completion of the Merger is subject to the fulfillment or waiver of certain conditions, including, among others: (a) approval and adoption by NuStar’s common unitholders of the Merger Agreement and the transactions contemplated thereby, including the Merger; (b) the absence of an injunction or law prohibiting the Merger; (c) expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; (d) receipt by each party of applicable tax opinions; (e) the effectiveness of the registration statement on Form S-4 filed by Sunoco pursuant to which Sunoco common units to be issued in connection with the Merger are registered with the U.S. Securities and Exchange Commission (the “SEC”); (f) accuracy of the parties’ respective representations and warranties, subject to standards of materiality as set forth in the Merger Agreement; (g) material compliance by each party of its respective covenants; (h) the absence of a material adverse effect on the business of either NuStar or Sunoco, as further defined in the Merger Agreement; and (i) approval for listing on the New York Stock Exchange of the Sunoco common units to be issued in connection with the Merger.

Non-Solicitation

The Merger Agreement provides that, during the period from the time of entry into the Merger Agreement until the Effective Time, each of NuStar and Sunoco will be subject to certain restrictions on its ability to solicit alternative acquisition proposals from third parties, to provide non-public information to third parties in connection therewith and, in the case of NuStar, to engage in discussions with third parties regarding alternative acquisition proposals, in each case, subject to specified exceptions.

Termination; Termination Fee

The Merger Agreement contains termination rights for each of NuStar and Sunoco, including, among others: (a) by the mutual written consent of both NuStar and Sunoco; (b) by either NuStar or Sunoco if the consummation of the Merger does not occur on or before nine months following the date of the Merger Agreement (subject to two extensions for a period of three months each by either NuStar or Sunoco under certain circumstances); (c) by either NuStar or Sunoco if there exists a final and nonappealable law or order prohibiting the Merger; (d) by either NuStar or Sunoco upon a failure to receive the requisite approval by NuStar’s unitholders of the Merger Agreement (after a unitholder meeting is held for such purpose); (e) by either NuStar or Sunoco if the other party breaches or fails to perform its representations, warranties, covenants or other agreements and such breach or failure to perform would result in the failure of a condition to close, subject to a cure period; (f) by Sunoco in the event the NuStar GP Board of Directors makes an adverse recommendation change; and (g) by NuStar in order to accept a Superior Proposal (as defined in the Merger Agreement).

Upon termination of the Merger Agreement under specified circumstances, including the termination by Sunoco in the event of an adverse recommendation change by the NuStar GP Board of Directors or by NuStar to accept a Superior Proposal, NuStar would be required to pay Sunoco a termination fee of $90,272,205.

Distributions

During the period between entry into the Merger Agreement until consummation of the Merger, other than with respect to the Special Distribution, each of NuStar and Sunoco have agreed to coordinate with the other regarding the declaration of any distributions in respect of Sunoco common units or NuStar common units and the record dates and payment dates relating thereto, so that holders of Sunoco common units and NuStar common units do not receive two distributions or fail to receive one distribution, as applicable, in any quarter with respect to their Sunoco common units or NuStar common units, and any Sunoco common units any holder of NuStar common units receives in exchange therefor in the Merger. In addition, NuStar is prohibited from increasing its quarterly distribution above $0.40 per common unit in any quarter without the prior written consent of Sunoco.

Certain Other Terms of the Merger Agreement

The Merger Agreement contains customary representations and warranties of NuStar, Riverwalk, the NuStar GP, Sunoco and the Sunoco GP, in each case, generally subject to customary materiality qualifications. Additionally, the Merger Agreement provides for customary pre-closing covenants of NuStar and Sunoco, including covenants to use reasonable best efforts, subject to certain exceptions, to operate their respective businesses in the ordinary course and to refrain from taking certain actions without the other party’s consent.

Support Agreement

Concurrently with the entry into the Merger Agreement, NuStar and Sunoco entered into a Support Agreement with Energy Transfer LP, a Delaware limited partnership and the sole member of the Sunoco GP (“Energy Transfer”). The Support Agreement provides, among other things, that Energy Transfer will not transfer its ownership interest in the Sunoco GP, any of the Sunoco incentive distribution rights owned by it or any material portion of the Sunoco common units owned by it prior to the Effective Time. Energy Transfer has also agreed to be bound by the terms of the non-solicitation provisions in the Merger Agreement with respect to competing proposals for Sunoco and the Sunoco GP and to abide by certain covenants with respect to regulatory approvals, SEC filings, confidentiality and litigation, among other things.

The foregoing description of the Merger Agreement and the Support Agreement and the transactions contemplated thereby, including the Merger, in this Current Report on Form 8-K is only a summary and does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and incorporated by reference herein, and the Support Agreement, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

The Merger Agreement and the Support Agreement have been included to provide investors with information regarding its terms. The Merger Agreement and the Support Agreement are not intended to provide any other factual information about NuStar, Riverwalk, the NuStar GP, Sunoco, Merger Sub, the Sunoco GP or Energy Transfer. The representations, warranties and covenants contained in the Merger Agreement and the Support Agreement were made only for purposes of the Merger Agreement and the Support Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement and the Support Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement and the Support Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement and the and the Support Agreement, which subsequent information may or may not be fully reflected in NuStar’s, Sunoco’s and Energy Transfer’s respective public disclosures.

Item 3.02. Unregistered Sale of Equity Securities.

Pursuant to the terms of the Merger Agreement, Sunoco has the right, but not the obligation, to cause one of its wholly owned subsidiaries that is treated as a corporation or a partnership for U.S. federal income tax purposes, to subscribe, immediately prior to and conditioned on the occurrence of the Effective Time, for a number of NuStar common units representing one percent of all NuStar common units outstanding immediately following such issuance. The placement of NuStar common units that may occur pursuant to exercise of the foregoing right is intended to be undertaken in reliance upon an exemption of registration requirements under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 22, 2024, immediately following entry into the Merger Agreement, Riverwalk adopted, in its capacity as NuStar’s general partner, Amendment No. 1 to the Eighth Amended and Restated Agreement of Limited Partnership of NuStar Energy L.P. (the “Amendment to the Partnership Agreement”) for the purposes of designating NuStar as the sole and exclusive agent of its common unitholders prior to the closing of the Merger with the right to seek remedies, damages or other amounts on behalf of the common unitholders under the Merger Agreement. Any such remedies, damages or other amounts so recovered by NuStar on behalf of its common unitholders will be distributed to NuStar’s common unitholders in a manner determined by the NuStar GP.

The foregoing description of the Amendment to the Partnership Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amendment to the Partnership Agreement, which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit

Exhibit 2.1†	Agreement and Plan of Merger, dated as of January 22, 2024, by and among Sunoco LP, Saturn Merger Sub, LLC, NuStar Energy L.P., Riverwalk Logistics, L.P., NuStar GP, LLC and Sunoco GP, LLC.

Exhibit 3.1	Amendment No. 1 to the Eighth Amended and Restated Agreement of Limited Partnership of NuStar Energy L.P., dated as of January 22, 2024.

Exhibit 10.1	Support Agreement, dated as of January 22, 2024, by and among Sunoco LP, NuStar Energy L.P. and Energy Transfer LP.

Exhibit 104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

†

Schedules (or similar attachments) have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish supplemental copies of any of the omitted schedules (or similar attachments) upon request by the U.S. Securities and Exchange Commission; provided, that the registrant may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules (or similar attachments) so furnished.

No Offer or Solicitation

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information about the Merger and Where to Find It

In connection with the potential transaction between Sunoco LP (“Sunoco”) and NuStar Energy L.P. (“NuStar”), Sunoco expects to file a registration statement on Form S-4 with the U.S. Securities and Exchange Commission (“SEC”) containing a preliminary prospectus of Sunoco that also constitutes a preliminary proxy statement of NuStar. After the registration statement is declared effective, NuStar will mail a definitive proxy statement/prospectus to its common unitholders. This communication is not a substitute for the proxy statement/prospectus or registration statement or for any other document that Sunoco or NuStar may file with the SEC and send to NuStar’s common unitholders in connection with the potential transaction. INVESTORS AND SECURITY HOLDERS OF SUNOCO AND NUSTAR ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the proxy statement/prospectus (when available) and other documents filed with the SEC by Sunoco or NuStar through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Sunoco will be available free of charge on Sunoco’s website at https://www.sunocolp.com/investors and copies of the documents filed with the SEC by NuStar will be available free of charge on NuStar’s website at https://investor.nustarenergy.com/.

Participants in the Solicitation

Sunoco and NuStar and certain of Sunoco GP’s and NuStar GP’s respective directors and their respective executive officers and other members of management and employees may be considered participants in the solicitation of proxies with respect to the potential transaction under the rules of the SEC. Information about the directors and executive officers of Sunoco GP is set forth in Sunoco’s Annual Report on Form 10-K for the year ended December 31, 2022 under the headings “Item 10. Directors, Executive Officers and Corporate Governance” and “Item 11. Executive Compensation” and “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Unitholder Matters”, which was filed with the SEC on February 17, 2023 and is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1552275/000155227523000010/sun-20221231.htm. Information about the directors and executive officers of NuStar GP is set forth in NuStar’s proxy statement for its 2023 annual meeting under the headings “Information About Our Executive Officers”, “Compensation Discussion and Analysis”, “Summary Compensation Table”, “Pay Ratio”, “Grants of Plan-Based Awards During the Year Ended December 31, 2022”, “Outstanding Equity Awards at December 31, 2022”, “Option Exercises and Units Vested During the Year Ended December 31, 2022”, “Pension Benefits for the Year Ended December 31, 2022”, “Nonqualified Deferred Compensation for the Year Ended December 31, 2022”, “Potential Payments Upon Termination or Change of Control”, “Pay Versus Performance”, “Director Compensation”, “Certain Relationships and Related Party Transactions” and “Security Ownership”, which was filed with the SEC on March 9, 2023 and is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1110805/000111080523000017/ns-20230309.htm. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of such participants in the solicitation of proxies in respect of the potential transaction will be included in the registration statement and proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” as defined by federal securities law. These forward-looking statements generally include statements regarding the potential transaction between Sunoco and NuStar, including any statements regarding the expected timetable for completing the potential transaction, the ability to complete the potential transaction, the expected benefits of the potential transaction, projected financial information, future opportunities, and any other statements regarding Sunoco’s and NuStar’s future expectations, beliefs, plans, strategies, objectives, estimates, predictions, projections, assumptions, intentions, resources, results of operations, financial condition and cash flows, future events or performance and the future impact of economic activity and the actions by oil-producing nations on their respective businesses. These forward-looking statements can generally be identified by the words such as “anticipates,” “believes,” “expects,” “intends,” “plans,” “targets,” “forecasts,” “projects,” “believes,” “seeks,” “schedules,” “estimates,” “positions,” “pursues,” “may,” “could,” “should,” “will,” “budgets,” “outlook,” “trends,” “guidance,” “focus,” “on schedule,” “on track,” “is slated,” “goals,” “objectives,” “strategies,” “opportunities,” “poised,” “potential” and similar expressions. While these forward-looking statements, and any assumptions upon which they are based, are made in good faith and reflect the current judgment of Sunoco’s and NuStar’s management regarding the direction of their respective businesses, actual results will almost always vary, sometimes materially, from any estimates, predictions, projections, assumptions or other future performance suggested in this communication. Key factors that could cause actual results to differ materially from those projected in the forward-looking statements include the ability to obtain the requisite NuStar unitholder approval; uncertainties as to the timing to consummate the potential transaction; the risk that a condition to closing the potential transaction may not be satisfied; the risk that regulatory approvals are not obtained or are obtained subject to conditions that are not anticipated by the parties; the effects of disruption to Sunoco’s or NuStar’s respective businesses; the effect of the potential transaction on the parties’ unit prices; the effects of industry, market, economic, political or regulatory conditions outside of the parties’ control; transaction costs; Sunoco’s ability to achieve the benefits from the proposed transaction, Sunoco’s ability to promptly, efficiently and effectively integrate acquired operations into its own operations; unknown liabilities; and the diversion of management time on transaction-related issues. Other important factors that could cause actual results to differ materially from those in the forward-looking statements include those described in the “Risk Factors” section of NuStar’s most recent Annual Report on Form 10-K, as it may be updated from time to time by quarterly reports on Form 10-Q and current reports on Form 8-K all of which are available on NuStar’s website at https://investor.nustarenergy.com/sec-filings and on the SEC’s website at http://www.sec.gov, and in the “Risk Factors” section of Sunoco’s most recent Annual Report on Form 10-K, as it may be updated from time to time by quarterly reports on Form 10-Q and current reports on Form 8-K, all of which are available on Sunoco’s website at https://www.sunocolp.com/investors/sec-filings and on the SEC’s website at http://www.sec.gov. Those disclosures are incorporated by reference in this communication. If one or more of these risks or uncertainties materialize, or if the underlying assumptions prove incorrect, the actual results may vary materially from those described in any forward-looking statement. Other unknown or unpredictable factors could also have material adverse effects on future results. Readers are cautioned not to place undue reliance on this forward-looking information, which is as of the date of this communication. Sunoco and NuStar do not intend to update these statements unless required by the securities laws to do so, and Sunoco and NuStar undertake no obligation to publicly release the result of any revisions to any such forward-looking statements that may be made to reflect events or circumstances after the date of this report or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NuStar Energy L.P.

By:	Riverwalk Logistics, L.P. its general partner

By:	NuStar GP, LLC its general partner

Dated: January 22, 2024	By:	/s/ Amy L. Perry
	Name:	Amy L. Perry
	Title:	Executive Vice President-Strategic Development and General Counsel